SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 1 TO

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

September 8, 2004

Date of Report (Date of Earliest Event Reported)

HARRIS INTERACTIVE INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-27577	16-1538028

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

135 Corporate Woods, Rochester, New York	14623

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number Including Area Code: (585) 272-8400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Acquisition or Disposition of Assets
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Exhibit 23.1 Consent of Grant Thornton LLP
Exhibit 99.2 Consolidated Balance Sheet & Statements
Exhibit 99.3 Unaudited Consolidated Balance Sheet & Statements
Exhibit 99.4 Unaudited Pro Forma Financial Information

Section 2 — Financial Information

Item 2.01. Acquisition or Disposition of Assets.

On September 9, 2004, Harris Interactive Inc. (the “Company”) filed its Current Report on Form 8-K reporting its acquisition of Wirthlin Worldwide, Inc. (“Wirthlin”) through a merger of Wirthlin with and into Capitol Merger Sub, LLC (“Merger Sub”), a wholly-owned subsidiary of the Company (collectively referred to herein as the “Merger”), pursuant to an Agreement and Plan of Merger dated as of September 8, 2004 by and among the Company, Merger Sub, Wirthlin and the stockholders of Wirthlin. This Amendment No. 1 to Current Report on Form 8-K includes the financial statements of Wirthlin and the pro forma financial information required by Item 9.01 of Form 8-K.

Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired. The financial statements of Wirthlin Worldwide, Inc. required by this item are attached hereto as Exhibits 99.1 and 99.2.

(b)	Pro Forma Financial Information. The pro forma financial information required by this item is attached hereto as Exhibit 99.3.

(c)	Exhibits.

Exhibit 2.1**	Agreement and Plan of Merger by and among Harris Interactive Inc., Wirthlin Worldwide, Inc., Capitol Merger Sub, LLC, and the Stockholders of Wirthlin Worldwide, Inc., dated as of September 8, 2004

Exhibit 10.1**	Escrow Agreement by and among Harris Interactive Inc., Manufacturers and Traders Trust Company, and the Stockholders of Wirthlin Worldwide, Inc., dated as of September 8, 2004

Exhibit 10.2**	Form of Lock-Up Agreement by and among Harris Interactive Inc. and each of the Stockholders of Wirthlin Worldwide, Inc., dated as of September 8, 2004

Exhibit 10.3**	Form of Noncompetition, Nondisclosure and Nonsolicitation Agreement by and among Harris Interactive Inc. and certain of the Stockholders of Wirthlin Worldwide, Inc., dated as of September 8, 2004

Exhibit 10.4**	Form of Release given by each of the Stockholders of Wirthlin Worldwide, Inc. dated September 8, 2004

Exhibit 10.5**	Consent, Waiver and Amendment to Loan Agreement by and between Wirthlin Worldwide, Inc. and SunTrust Bank, dated as of September 7, 2004

Exhibit 10.6**	Letter agreement by and among Wirthlin Worldwide, Inc., SunTrust Bank and the guarantors party thereto, dated as of February 6, 2002

Exhibit 10.7**	Commercial Note by Wirthlin Worldwide, Inc. in favor of SunTrust Bank, dated as of September 7, 2004

Exhibit 10.8**	Commercial Note by Wirthlin Worldwide, Inc. in favor of SunTrust Bank, dated February 6, 2002

Exhibit 23.1	Consent of Grant Thornton LLP

Exhibit 99.1**	Press Release issued by Harris Interactive Inc. on September 9, 2004 announcing its acquisition of Wirthlin Worldwide, Inc.

Exhibit 99.2	Audited consolidated balance sheet of Wirthlin Worldwide, Inc. as of December 31, 2003 and related statements of income, stockholders’ equity and cash flows for the fiscal year ended December 31, 2003

Exhibit 99.3	Unaudited consolidated balance sheet of Wirthlin Worldwide, Inc. as of June 30, 2004 and related statements of income and cash flows for the six months ended June 30, 2004 and 2003

Exhibit 99.4	Unaudited pro forma financial information

** Previously filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRIS INTERACTIVE INC.
(Registrant)

By:	/s/ Bruce A. Newman
Name:	Bruce A. Newman
Title:	Chief Financial Officer (Principal Financial Officer)

Dated: November 9, 2004

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
Exhibit 2.1**	Agreement and Plan of Merger by and among Harris Interactive Inc., Wirthlin Worldwide, Inc., Capitol Merger Sub, LLC, and the Stockholders of Wirthlin Worldwide, Inc., dated as of September 8, 2004

Exhibit 10.1**	Escrow Agreement by and among Harris Interactive Inc., Manufacturers and Traders Trust Company, and the Stockholders of Wirthlin Worldwide, Inc., dated as of September 8, 2004

Exhibit 10.2**	Form of Lock-Up Agreement by and among Harris Interactive Inc. and each of the Stockholders of Wirthlin Worldwide, Inc., dated as of September 8, 2004

Exhibit 10.3**	Form of Noncompetition, Nondisclosure and Nonsolicitation Agreement by and among Harris Interactive Inc. and certain of the Stockholders of Wirthlin Worldwide, Inc., dated as of September 8, 2004

Exhibit 10.4**	Form of Release given by each of the Stockholders of Wirthlin Worldwide, Inc. dated September 8, 2004

Exhibit 10.5**	Consent, Waiver and Amendment to Loan Agreement by and between Wirthlin Worldwide, Inc. and SunTrust Bank, dated as of September 7, 2004

Exhibit 10.6**	Letter agreement by and among Wirthlin Worldwide, Inc., SunTrust Bank and the guarantors party thereto, dated as of February 6, 2002

Exhibit 10.7**	Commercial Note by Wirthlin Worldwide, Inc. in favor of SunTrust Bank, dated as of September 7, 2004

Exhibit 10.8**	Commercial Note by Wirthlin Worldwide, Inc. in favor of SunTrust Bank, dated February 6, 2002

Exhibit 23.1	Consent of Grant Thornton LLP

Exhibit 99.1**	Press Release issued by Harris Interactive Inc. on September 9, 2004 announcing its acquisition of Wirthlin Worldwide, Inc.

Exhibit 99.2	Audited consolidated balance sheet of Wirthlin Worldwide, Inc. as of December 31, 2003 and statements of income, shareholders’ equity and cash flows for the fiscal year ended December 31, 2003

Exhibit 99.3	Unaudited consolidated balance sheet of Wirthlin Worldwide, Inc. as of June 30, 2004 and statements of income and cash flows for the six months ended June 30, 2004 and 2003

Exhibit 99.4	Unaudited pro forma financial information

** Previously filed